SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 14, 1998


                    FRANCHISE FINANCE CORPORATION OF AMERICA
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


             Delaware                1-13116                   86-0736091
-------------------------------    -----------            ----------------------
(State or other jurisdiction of    (Commission                (IRS Employer
      incorporation)               File Number)           Identification Number)


                17207 North Perimeter Drive, Scottsdale, AZ 85255
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500


                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 5. Other Events.

     On August 14, 1998, the Registrant entered into a $600 million loan sale facility with Morgan Stanley Securitization Funding Inc. ("MSSF"), an affiliate of Morgan Stanley & Co. Incorporated. The loan sale facility permits subsidiaries of the Registrant to sell loans (the "Loans") on a regular basis to FFCA Franchise Loan Owner Trust 1998-1 (the "Trust") for an agreed upon advance rate. The Loans will be originated by FFCA Acquisition Corporation, which will sell the Loans to FFCA Loan Warehouse Corporation ("Warehouse"). Warehouse will deposit the Loans into the Trust and the Trust will issue notes (the "Notes") which will be secured by the Loans. MSSF will purchase the Notes from the Trust. Upon the sale of the Loans, the Registrant will act as the servicer for the Loans and Warehouse will retain a subordinate interest in the Trust.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.01 Sale and  Servicing  Agreement  dated as of August  14,  1998, among FFCA Franchise Loan Owner Trust 1998-1, FFCA Loan Warehouse Corporation, FFCA Acquisition Corporation, Franchise Finance Corporation of America and LaSalle National Bank.

            99.02 Loan Purchase  Agreement dated as of August 14, 1998,  between
                  FFCA  Loan   Warehouse   Corporation   and  FFCA   Acquisition
                  Corporation.

            99.03 Indenture dated as of August 14, 1998,  between FFCA Franchise
                  Loan Owner Trust 1998-1 and LaSalle National Bank.

            99.04 Indenture Supplement dated as of August 14, 1998, between FFCA
                  Franchise Loan Owner Trust 1998-1 and LaSalle National Bank.

            99.05 Note  Purchase  Agreement  dated as of August 14, 1998,  among
                  FFCA Franchise Loan Owner Trust 1998-1, FFCA Acquisition Corporation, FFCA Loan Warehouse Corporation, and Morgan Stanley Securitization Funding Inc.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FRANCHISE FINANCE CORPORATION OF
                                                AMERICA (Registrant)

Dated: October 9, 1998                          By /s/ John Barravecchia
                                                  ------------------------------
                                                   John Barravecchia, Executive
                                                   Vice President and Chief
                                                   Financial Officer



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